UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 7, 2023
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186		23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1140 Virginia Drive	Fort Washington	PA	19034
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000

(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TOL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Toll Brothers, Inc. (the “Company”) held its Annual Meeting of Stockholders on March 7, 2023. There were 110,570,747 shares of common stock eligible to vote at the meeting. The final voting results for each proposal submitted to a vote of the Company's stockholders are as follows:
Proposal One – Election of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Douglas C. Yearley, Jr.	84,196,145	2,831,602	647,073	8,675,926
Stephen F. East	84,006,776	3,018,253	649,791	8,675,926
Christine N. Garvey	83,095,143	3,930,742	648,935	8,675,926
Karen H. Grimes	85,321,297	1,704,909	648,614	8,675,926
Derek T. Kan	85,501,782	1,510,988	662,050	8,675,926
Carl B. Marbach	83,200,993	3,824,022	649,805	8,675,926
John A. McLean	82,747,946	4,277,964	648,910	8,675,926
Wendell E. Pritchett	82,838,298	4,187,119	649,403	8,675,926
Paul E. Shapiro	72,015,991	15,006,283	652,546	8,675,926
Scott D. Stowell	85,519,860	1,505,780	649,180	8,675,926
Proposal Two – Ratification of the Re-Appointment of Independent Registered Public Accounting Firm:

FOR	AGAINST	ABSTAIN
91,785,735	3,915,101	649,910
Proposal Three – Advisory and Non-Binding Vote on Executive Compensation (Say on Pay):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
82,836,365	4,149,155	689,300	8,675,926
Proposal Four – Advisory and Non-Binding Vote on Frequency of Vote Regarding Executive Compensation (Say on Pay Frequency):

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
82,491,792	42,794	4,479,043	661,191	8,675,926
Based on the results of the vote, and consistent with the recommendation of the Board of Directors, the Board of Directors has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Item 9.01    Financial Statements and Exhibits.
(d). Exhibits
Exhibit
No.     Item

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	March 8, 2023	By:	/s/ Michael J. Grubb
Michael J. Grubb Senior Vice President, Chief Accounting Officer

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